                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


                  We, the undersigned directors of Duramed Pharmaceuticals, Inc. hereby appoint E. Thomas Arington and Timothy J. Holt or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, the Report and any and all amendments to the Report, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Power of Attorney has been signed below by the following persons as of the 28th day of February 2001 in the capacities indicated.


          Signature                       Title
          ---------                       -----


/s/ E. Thomas Arington                 Chairman of the Board
----------------------------------
E. Thomas Arington

/s/ Jeffrey T. Arington                Director
----------------------------------
Jeffrey T. Arington

/s/ George W. Baughman                 Director
----------------------------------
George W. Baughman

/s/ Richard R. Frankovic               Director
----------------------------------
Richard R. Frankovic

/s/ Peter R. Seaver                    Director
----------------------------------
Peter R. Seaver

/s/ S. Sundararaman                    Director
----------------------------------
S. Sundararaman


/s/ Philip M. Uhrhan                   Director
----------------------------------
Philip M. Uhrhan